                                                                      EXHIBIT 25

          _____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ___________________________

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                           ___________________________

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                           ___________________________

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
               (Exact name of trustee as specified in its charter)

CALIFORNIA                                        94-2926573
(State of incorporation                           (I.R.S. employer
if not a national bank)                           identification No.)

50 California Street
San Francisco, California                         94111
(Address of principal executive offices)          (Zip Code)


                           ___________________________
                         UNION OIL COMPANY OF CALIFORNIA
               (Exact name of obligor as specified in its charter)

CALIFORNIA                                        95-1315450
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification No.)

1201 West Fifth Street
Los Angeles, California                           90017
(Address of principal executive offices)          (Zip Code)

                           ___________________________
                             Senior Debt Securities
                       (Title of the indenture securities)
                       __________________________________

                                     GENERAL

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of California,
               235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
               Washington, D.C. 20551

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16.  LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     5.   Not applicable.

     6.   The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.


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

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California, on the 29th day of July, 1994.

                         CHEMICAL TRUST COMPANY OF CALIFORNIA


                         By   /s/ Paula Oswald
                              ----------------
                              PAULA OSWALD
                              Assistant Vice President


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

EXHIBIT 7.    REPORT OF CONDITION OF THE TRUSTEE.
- --------------------------------------------------------------------------------

TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF    Chemical Trust Company of California
                                    ----------------------------------------
                                                  (Legal Title)

LOCATED AT          San Francisco            San Francisco    CA       94111
          ------------------------------------------------------------------
                       (City)                  (County)     (State)    (Zip)

AS OF CLOSE OF BUSINESS ON         March 31, 1994       BANK NO.    1476
                          ------------------------------        ------------


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
ASSETS                                              DOLLAR AMOUNT IN THOUSANDS
1.   Cash and due from banks                                             2,097
2.   U.S. Treasury securities                                            7,943
3.   Obligations of other U.S. Government agencies and corporations
4.   Obligations of States and political subdivisions
5.   Other securities (including $ _____________ corporate stock
     (a)  Loans
     (b)  Less:  Reserve for possible loan losses
     (c)  Loans (Net)
7.   Bank Premises, furniture and fixtures and other assets
     representing bank premises (including $  -0-
     capital leases)                         ------------                  256
8.   Real estate owned other than bank premises
9.   Investments in subsidiaries not consolidated
10.  Other assets (complete schedule on reverse)
     (including  $ 2,611      intangibles)                               7,638

                -------------
11.  TOTAL ASSETS                                                       17,934
                                                                        ------
                                                                        ------

LIABILITIES

12.  Liabilities For borrowed money
13.  Mortgage indebtedness (including $__________ capital leases)
14.  Other liabilities (complete on schedule on reverse)                 2,971
15.  TOTAL LIABILITIES                                                   2,971

                                                                        ------
                                                                        ------
16.  Capital notes and debentures

SHAREHOLDERS EQUITY

17.  Preferred stock--
     (Number shares outstanding _______) Amount $

18.  Common stock--
     (Number shares authorized   100   ) Amount $
                               --------
     (Number shares outstanding  100   ) Amount $  10
                                -------

19.  Surplus                             Amount $  9,990
20.  TOTAL CONTRIBUTED CAPITAL                                          10,000
21.  Retained earnings and other capital reserves                        4,963
22.  TOTAL SHAREHOLDERS EQUITY                                          14,963
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS                             17,934
                                                                        ------
                                                                        ------



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

MEMORANDA

1.   Assets deposited with State Treasurer to qualify for exercise of fiduciary
     powers (market value)                                                   605
- --------------------------------------------------------------------------------


The undersigned,
 Andrew Wilcox, Managing Director  and  Patrick D. Fleck, Vice President & CFO
 -----------------------------------------------------------------------------
         (Name and Title)                          (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on    4/26/94   , at      San Francisco    , California
            ------------      ----------------------
                (Date)                (City)

             s/Andrew Wilcox             s/Patrick D. Fleck
          --------------------        ------------------------
               (Signature)                  (Signature)


                        SCHEDULE OF OTHER ASSETS
              Cost of Business Acquisitions          2,611
              Accounts Receivable                    4,286
              Accrued Interest                          86
              Deferred Taxes                           318
              Other                                    337
                  Total (same as Item 10)            7,638



                       SCHEDULE OF OTHER LIABILITIES
              Accrued Income Taxes                   1,144
              Accrued Expenses & A/P                   194
              Accrued Inter company Exp/Pay            829
              Accrued Pension & Benefits               784
              Other                                     23
                  Total (same as Item 14)            2,971



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